Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
	1	3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
P00012	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA	7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)*
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419

CODE 1365869 FACILITY CODE

(X)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED *(SEE ITEM 11)*
X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C
	10B. DATED *(SEE ITEM 13)* 09/30/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) – Bilateral Modifications
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____1____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
A. The purpose of this no cost modification is to incorporate by Executive Order 14042 - FAR Deviation Clause 52.223-99, Ensuring Adequate COVID Safety Protocols for Federal Contractors into Section I of the contract.
1. The following is hereby incorporated by full text, at no additional cost to the Government, into ARTICLE 1.2. ADDITIONAL FAR CLAUSES INCLUDED IN FULL TEXT:
52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors.

ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS (OCT 2021) (DEVIATION)

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)
Kelly Warfield SVP, R&D	Jill M. Johnson

15B. CONTRACTOR/OFFEROR /s/ Kelly Warfield (Signature of person authorized to sign) 15C. DATE SIGNED Dec 2, 2021 16B. UNITED STATES OF AMERICA /s/ Jill M. Johnson (Signature of Contracting Officer) 16C. DATE SIGNED Dec 2, 2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201600030C/P00012 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	(a) Definition. As used in this clause - United States or its outlying areas means (1) The fifty States; (2) The District of Columbia; (3) The commonwealths of Puerto Rico and the Northern Mariana Islands; (4) The territories of American Samoa, Guam, and the United States Virgin Islands; and (5) The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll. (b) Authority. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the Federal Register on September 14, 2021, 86 FR 50985) . (c) Compliance. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at https:/www.saferfederalworkforce.gov/contractors/. (d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas. (End of clause) 2. The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged. Continued ...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201600030C/P00012 PAGE 3 OF 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 3. By signing this modification, the vendor, hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification. Period of Performance: 09/30/2016 to 05/31/2025 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110